FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2020 Fourth Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted primarily to exclude realized gains and losses on investments and the change in fair value of derivatives and equity securities. Effective for 2020, we revised our adjusted operating income policy to exclude proposed acquisition transaction expenses, as these expenses are not reflective of our ongoing operations. See Form 8-K filed on January 11, 2021 for more information associated with our proposed go-private transaction.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in fair value of derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations, along with the impact of expenses associated with the go-private transaction, make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under GAAP. See Note 13 to our consolidated financial statements in Form 10-K for the year ended December 31, 2019 for further information regarding how we define our segments.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2020	December 31, 2019
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost 2020 - $7,179,303; 2019 - $7,015,269; and allowance for credit losses 2020 - $4,882, 2019 - $0)	$8,283,687	$7,702,628
Equity securities at fair value (cost: 2020 - $82,999; 2019 - $95,269)	88,281	100,228
Mortgage loans (net of allowance for credit losses 2020 - $1,553, 2019 - $0)	994,101	1,011,678
Real estate	955	955
Policy loans	195,666	201,589
Short-term investments	63,062	11,865
Other investments (net of allowance for credit losses 2020 - $929, 2019 - $0)	58,258	62,680
Total investments	9,684,010	9,091,623

Cash and cash equivalents	12,882	17,277
Securities and indebtedness of related parties	88,445	74,791
Accrued investment income	70,278	72,332
Amounts receivable from affiliates	3,257	4,357
Reinsurance recoverable	115,168	107,498
Deferred acquisition costs	176,085	289,456
Value of insurance in force acquired	2,304	2,624
Current income taxes recoverable	16,732	6,427
Other assets	152,929	167,940
Assets held in separate accounts	674,182	645,881

Total assets	$10,996,272	$10,480,206

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2020	December 31, 2019
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,725,725	$5,548,212
Traditional life insurance and accident and health products	1,890,547	1,845,337
Other policy claims and benefits	57,438	46,883
Supplementary contracts without life contingencies	274,469	296,915
Advance premiums and other deposits	271,082	253,458
Amounts payable to affiliates	406	1,218
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	211,180	152,373
Other liabilities	102,127	107,013
Liabilities related to separate accounts	674,182	645,881
Total liabilities	9,304,156	8,994,290

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,384,109 in 2020 and 24,652,802 shares in 2019	151,061	152,661
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2020 and 2019	72	72
Accumulated other comprehensive income	587,279	354,764
Retained earnings	950,687	975,260
Total FBL Financial Group, Inc. stockholders' equity	1,692,099	1,485,757
Noncontrolling interest	17	159
Total stockholders' equity	1,692,116	1,485,916
Total liabilities and stockholders' equity	$10,996,272	$10,480,206

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2020	2019	2020	2019
Revenues:
Interest sensitive product charges	$32,473	$32,178	$132,522	$127,113
Traditional life insurance premiums	51,320	50,502	198,749	197,863
Net investment income	106,023	108,986	397,231	424,998
Net realized capital gains (losses)	(3,428)	(2,707)	(12,085)	8,523
Change in allowance for credit losses on investments	6,656	—	(4,199)	—
Other-than-temporary impairment losses	—	—	—	(919)
Other income	5,400	4,602	20,047	17,103
Total revenues	198,444	193,561	732,265	774,681

Benefits and expenses:
Interest sensitive product benefits	78,944	73,507	282,201	276,473
Traditional life insurance benefits	49,592	43,142	186,441	174,654
Policyholder dividends	1,659	2,514	7,538	10,053
Underwriting, acquisition and insurance expenses	32,843	26,290	143,887	140,624
Interest expense	1,377	1,213	5,015	4,850
Other expenses	10,187	6,597	32,711	25,246
Total benefits and expenses	174,602	153,263	657,793	631,900
	23,842	40,298	74,472	142,781
Income tax	(2,174)	(6,500)	(8,061)	(19,929)
Equity income, net of related income taxes	6,144	1,033	5,906	3,456
Net income	27,812	34,831	72,317	126,308
Net (income) loss attributable to noncontrolling interest	31	(92)	196	(99)
Net income attributable to FBL Financial Group, Inc.	$27,843	$34,739	$72,513	$126,209

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$86,035	$(16,672)	$305,028	$389,655

Earnings per common share	$1.14	$1.40	$2.94	$5.09
Earnings per common share - assuming dilution	$1.14	$1.40	$2.94	$5.09

Cash dividends per common share	$0.50	$0.48	$2.00	$1.92
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Revenues:
Interest sensitive product charges	$32,178	$31,720	$32,909	$35,420	$32,473
Traditional life insurance premiums	50,502	49,308	50,329	47,792	51,320
Net investment income	108,986	74,917	110,435	105,856	106,023
Net realized capital gains (losses)	(2,707)	(13,401)	2,753	1,991	(3,428)
Change in allowance for credit losses on investments	—	(12,261)	(497)	1,903	6,656
Other income	4,602	4,980	4,784	4,883	5,400
Total revenues	193,561	135,263	200,713	197,845	198,444

Benefits and expenses:
Interest sensitive product benefits	73,507	44,351	79,103	79,803	78,944
Traditional life insurance benefits	43,142	46,208	45,112	45,529	49,592
Policyholder dividends	2,514	2,529	1,617	1,733	1,659
Underwriting, acquisition and insurance expenses	26,290	39,421	33,492	38,131	32,843
Interest expense	1,213	1,213	1,213	1,212	1,377
Other expenses	6,597	7,421	7,225	7,878	10,187
Total benefits and expenses	153,263	141,143	167,762	174,286	174,602
	40,298	(5,880)	32,951	23,559	23,842
Income tax benefit (expense)	(6,500)	3,081	(6,085)	(2,883)	(2,174)
Equity income (loss), net of related income taxes	1,033	228	(743)	277	6,144
Net income (loss)	34,831	(2,571)	26,123	20,953	27,812
Net (income) loss attributable to noncontrolling interest	(92)	56	88	21	31
Net income (loss) attributable to FBL Financial Group, Inc.	$34,739	$(2,515)	$26,211	$20,974	$27,843

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(16,672)	$(98,857)	$249,415	$68,435	$86,035

Earnings (loss) per common share	$1.40	$(0.10)	$1.06	$0.85	$1.14
Earnings (loss) per common share - assuming dilution	$1.40	$(0.10)	$1.06	$0.85	$1.14

Cash dividends per common share	$0.48	$0.50	$0.50	$0.50	$0.50
Special cash dividend per common share	$—	$1.50	$—	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	24,761	24,763	24,724	24,497	24,478
Effect of dilutive securities	8	—	4	3	1
Diluted	24,769	24,763	24,728	24,500	24,479

FBL Financial Group, Inc.
Net Income (Loss) to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Net income (loss) attributable to FBL Financial Group, Inc.	$34,739	$(2,515)	$26,211	$20,974	$27,843
Net income adjustments:
Proposed acquisition transaction expenses (1)	—	—	—	—	2,147
Realized gains/losses on investments (2)	2,147	20,112	(1,709)	(3,300)	(2,808)
Change in net unrealized gains/losses on derivatives (2)	(2,047)	2,039	748	2,079	91
Adjusted operating income (3)	$34,839	$19,636	$25,250	$19,753	$27,273

Adjusted operating income per common share - assuming dilution (3)	$1.41	$0.79	$1.02	$0.80	$1.11

Adjusted operating return on equity, excluding AOCI - last twelve months	10.7%	10.2%	9.6%	9.1%	8.4%
Adjusted operating return on equity, including AOCI - last twelve months	8.6%	8.0%	7.2%	6.6%	6.0%

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Impact of Adjustments on FBL Net Income
Proposed acquisition transaction expenses (1)	$—	$—	$—	$—	$(2,147)
Realized gains (losses) on investments and change in fair value of equity securities and derivatives	70	(28,069)	426	780	3,176
Offsets: (4)
Change in amortization	61	(176)	134	639	(247)
Reserve change on interest sensitive products	(258)	205	656	126	84
Income tax	27	5,889	(255)	(324)	(296)
Net impact of net income adjustments	$(100)	$(22,151)	$961	$1,221	$570

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Pre-tax adjusted operating income by segment:
Annuity segment	$14,414	$12,019	$14,917	$18,916	$15,181
Life Insurance segment	24,771	10,267	12,260	2,641	11,490
Corporate and Other segment	2,456	219	3,706	829	4,113
Total pre-tax adjusted operating income	41,641	22,505	30,883	22,386	30,784
Income taxes on adjusted operating income	(6,802)	(2,869)	(5,633)	(2,633)	(3,511)
Adjusted operating income (3)	$34,839	$19,636	$25,250	$19,753	$27,273

(1) Amount represents the transaction expenses relating to FBL Financial Group's proposed go-private transaction.
(2) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.
(3)    Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(4) The items excluded from adjusted operating income impact the amortization of deferred acquisition costs and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment includes (i) wealth management services; (ii) advisory services for the management of investments and other companies; (iii) marketing and distribution services for the sale of insurance products not issued by us; (iv) leasing services with affiliates; (v) closed blocks of variable annuity, variable life and accident and health products; (vi) interest expense and (vii) investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,734	$1,886	$2,079	$1,776	$2,237
Net investment income	52,618	52,768	51,458	51,576	51,934
Total adjusted operating revenues	54,352	54,654	53,537	53,352	54,171

Adjusted operating benefits and expenses:
Interest sensitive product benefits	30,980	33,883	30,518	25,652	30,938
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	662	421	315	320	299
Amortization of deferred acquisition costs	2,763	2,646	2,397	3,384	2,439
Amortization of value of insurance in force acquired	164	175	175	175	164
Other underwriting expenses	5,369	5,510	5,215	4,905	5,150
Total underwriting, acquisition and insurance expenses	8,958	8,752	8,102	8,784	8,052
Total adjusted operating benefits and expenses	39,938	42,635	38,620	34,436	38,990
Pre-tax adjusted operating income	$14,414	$12,019	$14,917	$18,916	$15,181

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,541,355	$4,635,897	$4,714,493	$4,662,809	$4,629,414
Deferred acquisition costs	88,295	88,257	87,622	87,104	86,289
Value of insurance in force acquired	2,198	2,022	1,847	1,672	1,507

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,105,054	$4,195,802	$4,260,316	$4,238,518	$4,191,493
Other insurance reserves	335,222	332,478	329,208	322,916	317,933
Allocated equity, excluding AOCI	253,096	239,999	243,245	241,756	239,000

Other data:
Number of direct contracts	51,536	50,948	50,533	50,217	49,895

Portfolio yield net of assumed defaults	4.35%	4.32%	4.28%	4.21%	4.14%
Credited rate	2.60	2.55	2.56	2.56	2.56
Spread on individual annuities at end of quarter (1)	1.75%	1.77%	1.72%	1.65%	1.58%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,204,500	$3,221,385	$3,203,598	$3,209,679	$3,221,472
Deposits	63,532	55,266	34,973	43,119	42,142
Withdrawals, surrenders and death benefits	(63,065)	(66,299)	(51,605)	(50,945)	(65,422)
Net flows	467	(11,033)	(16,632)	(7,826)	(23,280)

Policyholder interest	21,207	21,479	20,811	21,125	21,962
Annuitizations and other	(4,789)	(28,233)	1,902	(1,506)	57
Balance, end of period	3,221,385	3,203,598	3,209,679	3,221,472	3,220,211
Other interest sensitive reserves	883,669	992,204	1,050,637	1,017,046	971,282
Total interest sensitive product reserves	$4,105,054	$4,195,802	$4,260,316	$4,238,518	$4,191,493

(1)Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$18,956	$20,379	$19,969	$23,243	$20,116
Traditional life insurance premiums	50,502	49,308	50,329	47,792	51,320
Net investment income	40,204	37,575	39,271	40,198	40,454
Other income	(159)	(47)	(77)	(63)	(67)
Total adjusted operating revenues	109,503	107,215	109,492	111,170	111,823

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	9,803	7,843	9,500	11,110	10,526
Death benefits and other	15,513	16,371	16,846	22,958	17,251
Total interest sensitive product benefits	25,316	24,214	26,346	34,068	27,777
Traditional life insurance benefits:
Death benefits	22,878	26,098	23,584	25,579	31,998
Surrender and other benefits	9,548	10,142	7,383	7,835	8,380
Increase in traditional life future policy benefits	10,716	9,970	14,144	12,113	9,214
Total traditional life insurance benefits	43,142	46,210	45,111	45,527	49,592
Policyholder dividends	2,514	2,529	1,617	1,733	1,659
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,195	4,832	4,662	4,547	4,782
Amortization of deferred acquisition costs	(5,732)	2,419	3,065	8,404	3,287
Amortization of value of insurance in force acquired	372	370	370	370	370
Other underwriting expenses	14,950	16,749	15,078	14,179	15,217
Total underwriting, acquisition and insurance expenses	14,785	24,370	23,175	27,500	23,656
Total adjusted operating benefits and expenses	85,757	97,323	96,249	108,828	102,684
	$23,746	$9,892	$13,243	$2,342	$9,139
Equity income (loss), before tax	1,025	375	(983)	299	2,351
Pre-tax adjusted operating income	$24,771	$10,267	$12,260	$2,641	$11,490

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,155,216	$3,174,890	$3,191,110	$3,228,619	$3,218,873
Deferred acquisition costs	341,143	346,585	350,092	346,776	353,626
Value of insurance in force acquired	12,924	12,554	12,184	11,814	11,444

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$1,039,335	$1,050,311	$1,067,132	$1,086,664	$1,103,666
Other insurance reserves	2,043,029	2,056,553	2,084,413	2,097,431	2,123,108
Allocated equity, excluding AOCI	480,489	504,451	514,602	520,220	528,358

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	365,399	364,286	364,117	363,880	364,729
Number of direct policies - universal life	72,972	73,508	74,178	74,450	75,612
Direct face amounts - traditional life	$53,320,484	$53,509,739	$53,846,236	$54,192,288	$54,732,343
Direct face amounts - universal life	$8,245,749	$8,342,877	$8,442,603	$8,503,362	$8,673,699

Portfolio yield net of assumed defaults	4.85%	4.84%	4.80%	4.76%	4.69%
Credited rate	3.81	3.85	3.85	3.83	3.82
Spread on universal life at end of quarter (2)	1.04%	0.99%	0.95%	0.93%	0.87%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$1,024,103	$1,039,335	$1,050,311	$1,067,132	$1,086,664
Deposits	30,962	33,118	30,903	30,888	33,115
Withdrawals and surrenders	(6,915)	(7,205)	(6,972)	(7,675)	(5,767)
Net flows	24,047	25,913	23,931	23,213	27,348

Policyholder interest	9,165	7,156	8,971	9,444	9,910
Policy charges	(20,603)	(21,774)	(21,733)	(21,666)	(22,219)
Benefits and other	2,623	(319)	5,652	8,541	1,963
Balance, end of period	$1,039,335	$1,050,311	$1,067,132	$1,086,664	$1,103,666

(1)Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.
(2)Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$10,757	$10,956	$10,282	$10,246	$10,028
Net investment income	8,797	8,057	6,879	7,306	7,298
Other income	4,761	5,027	4,861	4,946	5,467
Total adjusted operating revenues	24,315	24,040	22,022	22,498	22,793

Adjusted operating benefits and expenses:
Interest sensitive product benefits	12,315	7,626	8,205	10,310	13,921
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	685	699	635	669	583
Amortization of deferred acquisition costs	9	5,055	(633)	111	(1,368)
Other underwriting expenses	1,231	1,777	1,802	1,562	1,584
Total underwriting, acquisition and insurance expenses	1,925	7,531	1,804	2,342	799
Interest expense	1,213	1,213	1,213	1,212	1,377
Other expenses	6,597	7,421	7,225	7,878	8,040
Total adjusted operating benefits and expenses	22,050	23,791	18,447	21,742	24,137
	2,265	249	3,575	756	(1,344)
Net (income) loss attributable to noncontrolling interest	(92)	56	88	21	31
Equity income (loss), before tax	283	(86)	43	52	5,426
Pre-tax adjusted operating income	$2,456	$219	$3,706	$829	$4,113

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$702,734	$652,607	$641,214	$692,965	$721,175
Deferred acquisition costs	60,245	55,656	55,912	55,381	56,659
Separate account assets	645,881	525,582	599,203	616,381	674,182

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$369,454	$369,026	$368,870	$372,594	$376,114
Other insurance reserves	86,094	83,905	80,819	82,944	85,339
Separate account liabilities	645,881	525,582	599,203	616,381	674,182
Allocated equity, excluding AOCI	394,408	328,408	325,330	324,166	334,462

Rollforward of separate account balances:
Beginning separate account balance	$612,338	$645,881	$525,582	$599,203	$616,381
Net premiums and transfers	3,502	4,313	3,466	(771)	(287)
Net investment income (loss)	44,460	(107,413)	86,556	37,130	75,522
Charges, benefits and surrenders	(14,419)	(17,199)	(16,401)	(19,181)	(17,434)
Ending separate account balance	$645,881	$525,582	$599,203	$616,381	$674,182

Other data:
Number of direct contracts - variable annuity	8,676	8,543	8,407	8,260	8,153
Number of direct policies - variable universal life	33,383	32,943	32,618	32,298	31,953
Direct face amounts - variable universal life	$4,117,248	$4,043,188	$4,010,324	$3,971,325	$3,937,325

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
		(Dollars in thousands)
Annuity
Balance - beginning of period	$88,266	$88,295	$88,257	$87,622	$87,104
Cumulative effect of change in accounting principle related to current expected credit loss	—	286	—	—	—
Capitalization:
Commissions	2,729	2,110	1,394	1,709	1,451
Expenses	247	252	126	190	322
Total capitalization	2,976	2,362	1,520	1,899	1,773
Amortization - adjusted operating basis, before impact of unlocking	(2,844)	(2,730)	(2,463)	(2,245)	(2,502)
Amortization - unlocking, adjusted operating basis	—	—	—	(1,132)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(103)	44	308	960	(86)
Balance - end of period	$88,295	$88,257	$87,622	$87,104	$86,289

Life Insurance
Balance - beginning of period	$323,609	$341,143	$346,585	$350,092	$346,776
Cumulative effect of change in accounting principle related to current expected credit loss	—	79	—	—	—
Capitalization:
Commissions	8,160	4,353	4,641	4,298	7,601
Expenses	2,494	2,380	2,059	1,850	2,289
Deferral of sales inducements	1,517	241	284	81	444
Total capitalization	12,171	6,974	6,984	6,229	10,334
Amortization - adjusted operating basis, before impact of unlocking	(4,226)	(2,514)	(3,135)	(2,895)	(3,380)
Amortization - unlocking, adjusted operating basis	10,000	—	—	(6,624)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(411)	903	(342)	(26)	(104)
Balance - end of period	$341,143	$346,585	$350,092	$346,776	$353,626

Corporate and Other
Balance - beginning of period	$60,346	$60,245	$55,656	$55,912	$55,381
Cumulative effect of change in accounting principle related to current expected credit loss	—	105	—	—	—
Capitalization:
Commissions	39	59	40	—	—
Deferral of sales inducements	25	—	6	4	7
Total capitalization	64	59	46	4	7
Amortization - adjusted operating basis, before impact of unlocking	(9)	(5,132)	620	15	1,421
Amortization - unlocking, adjusted operating basis	—	—	—	(99)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(156)	379	(410)	(451)	(150)
Balance - end of period	$60,245	$55,656	$55,912	$55,381	$56,659

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
		(Dollars in thousands)
Total
Balance - beginning of period	$472,221	$489,683	$490,498	$493,626	$489,261
Cumulative effect of change in accounting principle related to current expected credit loss	—	470	—	—	—
Capitalization:
Commissions	10,928	6,522	6,075	6,007	9,052
Expenses	2,741	2,632	2,185	2,040	2,611
Deferral of sales inducements	1,542	241	290	85	451
Total capitalization	15,211	9,395	8,550	8,132	12,114
Amortization - adjusted operating basis, before impact of unlocking	(7,079)	(10,376)	(4,978)	(5,125)	(4,461)
Amortization - unlocking, adjusted operating basis	10,000	—	—	(7,855)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(670)	1,326	(444)	483	(340)
Balance - end of period	489,683	490,498	493,626	489,261	496,574
Impact of unrealized gains in AOCI	(200,227)	(152,526)	(262,054)	(288,239)	(320,489)
Deferred acquisition costs	$289,456	$337,972	$231,572	$201,022	$176,085

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$—	$57	$—
Amortization of deferred acquisition costs	—	—	—	(1,189)	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	5,358	—
Increase to pre-tax adjusted operating income	$—	$—	$—	$4,226	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$—	$3,772	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	(1,207)	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	183	—	—	138	—
Amortization of deferred acquisition costs	9,817	—	—	(5,556)	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	(7,270)	—
Increase (decrease) to pre-tax adjusted operating income	$10,000	$—	$—	$(10,123)	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$—	$(62)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	51	—
Amortization of deferred acquisition costs	—	—	—	(150)	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	(659)	—
Decrease to pre-tax adjusted operating income	$—	$—	$—	$(820)	$—

Total impact of unlocking on pre-tax adjusted operating income	$10,000	$—	$—	$(6,717)	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$10,489	$5,370	$4,465	$13,866	$8,343
Renewal	13,428	17,483	14,072	8,888	10,275
Total fixed rate	23,917	22,853	18,537	22,754	18,618
Index annuity	41,177	32,641	16,436	20,647	23,524
Total individual	65,094	55,494	34,973	43,401	42,142
Group	1,643	2,605	832	1,862	1,008
Total Annuity	66,737	58,099	35,805	45,263	43,150

Life Insurance
Direct:
Universal life:
First year	7,129	8,106	5,870	6,336	6,706
Renewal	22,173	24,512	24,176	24,121	25,728
Total universal life	29,302	32,618	30,046	30,457	32,434
Whole life:
First year	2,335	1,789	1,882	2,141	3,257
Renewal	23,273	23,379	23,205	21,054	22,518
Total whole life	25,608	25,168	25,087	23,195	25,775
Term life and other:
First year	2,811	2,835	3,005	2,855	2,874
Renewal	27,382	28,302	28,329	27,636	29,302
Total term life and other	30,193	31,137	31,334	30,491	32,176
Total direct life insurance	85,103	88,923	86,467	84,143	90,385
Reinsurance	(6,818)	(6,288)	(7,994)	(6,477)	(6,940)
Total Life Insurance	78,285	82,635	78,473	77,666	83,445

Corporate and Other
Variable, net of reinsurance	10,824	13,113	11,583	10,192	10,119
Accident and health, net of reinsurance	179	179	71	43	79
Total Corporate and Other	11,003	13,292	11,654	10,235	10,198

Total collected premiums	$156,025	$154,026	$125,932	$133,164	$136,793

(1)Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2019	2020	2020	2020	2020
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$10,000	$—	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	107,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,127,993	1,072,858	1,083,177	1,086,142	1,101,820
Total capitalization, excluding AOCI	1,227,993	1,182,858	1,183,177	1,186,142	1,201,820

Accumulated other comprehensive income	354,764	258,422	481,626	529,087	587,279
Total capitalization, including AOCI	$1,582,757	$1,441,280	$1,664,803	$1,715,229	$1,789,099

Common shares outstanding	24,664,215	24,642,190	24,544,001	24,394,523	24,395,522

Book Value per Share:
Excluding AOCI	$45.73	$43.54	$44.13	$44.52	$45.16
Including AOCI	60.12	54.02	63.76	66.21	69.24

Debt-to-Capital Ratio:
Excluding AOCI	7.9%	9.0%	8.2%	8.2%	8.1%
Including AOCI	6.1	7.4	5.8	5.7	5.4

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	3.9%	4.9%	4.1%	4.1%	4.0%
Including AOCI	3.1	4.1	2.9	2.8	2.7

Class A Common Ownership:
Iowa Farm Bureau Federation	59.9%	59.9%	60.2%	60.5%	60.5%
Public	40.1	40.1	39.8	39.5	39.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2019	2020	2020	2020	2020

Investment by Type:
Fixed maturity securities	57.9%	57.1%	58.3%	58.6%	58.8%
Residential mortgage-backed	7.4	7.3	7.3	7.6	7.3
Commercial mortgage-backed	11.5	12.7	12.1	12.0	11.7
Other asset-backed	7.9	7.8	8.0	7.9	7.8
Mortgage loans	11.2	11.0	10.5	10.1	10.4
Equity securities	1.1	1.0	1.0	1.0	0.9
Other	3.0	3.1	2.8	2.8	3.1

Quality of Fixed Maturity Securities:
AAA, AA, A	68.2%	69.3%	67.9%	67.6%	65.7%
BBB	29.5	28.1	28.5	28.8	30.4
BB	1.6	1.9	2.7	2.7	3.1
<BB	0.7	0.7	0.9	0.9	0.8

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,197	1,167	1,109	1,040	953
6 life partner states and Colorado	661	664	661	663	661
	1,858	1,831	1,770	1,703	1,614

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Income tax benefit (expense)	$(6,500)	$3,081	$(6,085)	$(2,883)	$(2,174)
Tax benefit (expense) on equity income	(275)	(61)	197	(74)	(1,633)
Net income adjustments:
Income tax offset on net income adjustments	(27)	(5,889)	255	324	296
Income taxes on adjusted operating income	$(6,802)	$(2,869)	$(5,633)	$(2,633)	$(3,511)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(7,653)	$(3,752)	$(6,557)	$(3,493)	$(4,379)
Amounts related to LIHTC investments	851	883	924	860	868
Income taxes on adjusted operating income	$(6,802)	$(2,869)	$(5,633)	$(2,633)	$(3,511)